                               TIME HORIZON FUNDS

                            SUPPLEMENT TO PROSPECTUS
                                     DATED
                                NOVEMBER 1, 1996

Effective June 16, 1997, Class A shares of each Fund of the Company will be sold at net asset value without an initial sales load. INVESTORS SHOULD NOTE THAT CLASS B AND CLASS K SHARES ENTAIL HIGHER EXPENSES AND THAT IN ADDITION, CLASS B SHARES ENTAIL A CONTINGENT DEFERRED SALES CHARGE. THEREFORE, INVESTORS SHOULD PURCHASE CLASS B SHARES OR CLASS K SHARES ONLY IF THEY DESIRE THE ADDITIONAL SERVICES PROVIDED THROUGH SUCH SHARES. Existing Class B shareholders are eligible to purchase Class A Shares. Such Class B shareholders wishing to purchase Class A shares are required to complete a new account application
(see "How to Buy Shares").

Under the heading Expense Summary, the information as to Class A shares regarding shareholder transaction expenses and the example of expenses are amended as follows:

                             SHAREHOLDER TRANSACTION EXPENSES
                                 (applicable to all Funds)                               CLASS A
                                                                                         -------
    Maximum Sales Load Imposed on Purchases (as a percentage of offering price)........    None
    Sales Load Imposed on Reinvested Dividends.........................................    None
    Maximum Contingent Deferred Sales Load.............................................    None(1)
    Redemption Fee.....................................................................    None
    Exchange Fee.......................................................................    None

   -----------------------
   (1) Unless you participated in the Bank of America's Daily Advantage(R) or Advantage Plus(TM) programs, Class A Shares previously purchased under the Large Purchase Exemption are subject to a contingent deferred sales charge of 1.00% and 0.50%, respectively, on redemptions within one and two years after purchase.

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EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest in a Fund, for example, here's how much you would have paid in total expenses if you closed your account after the number of years indicated.

                                                          AFTER 1 YEAR   AFTER 3 YEARS   AFTER 5 YEARS   AFTER 10 YEARS
                                                          ------------   -------------   -------------   --------------
Class A shares..........................................      $ 12            $38             $66             $145

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As a result of the elimination of the front-end sales load, there will be no dealer's reallowance and all disclosure regarding exemptions from the front-end sales load (such as the large purchase exemption, rights of accumulation and letter of intent) is no longer applicable.

The disclosure on page 17 of the Prospectus is amended to include eligible deferred compensation plans under Section 457 of the Internal Revenue Code of 1986, as amended, and certain other retirement plans as eligible purchasers of Class K shares.

Supplement dated June 16, 1997.

TMH-0055